UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 6, 2009

Date of Report (Date of earliest event reported)

Kratos Defense & Security Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27231	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4810 Eastgate Mall, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 6, 2009, Kratos Defense & Security Solutions, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the second quarter ended of fiscal year 2009.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 3.03 Material Modification to Rights of Security Holders.

On August 6, 2009, Kratos Defense & Security Solutions, Inc. (the “Company”) issued a press release regarding a one-for-ten reverse stock split of the Company’s outstanding stock with a record date established for the reverse stock split of September 10, 2009 and the reverse stock split will be effective at 11:59 p.m. Eastern Time, on September 10, 2009.  Proportional adjustments will be made to Kratos’ stock options and other equity incentive awards, equity compensation plans, outstanding warrants and convertible notes.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Exhibits.

Exhibit No.	Description
99.1	August 6, 2009 Press Release by Kratos Defense & Security Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

Date: August 6, 2009	By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	August 6, 2009 Press Release by Kratos Defense & Security Solutions, Inc.